FORM OF NONQUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT entered into on [ ], but effective as of[ ] by and between Vulcan Minerals & Energy, Inc., a Texas corporation (the "Company"), and [ ] (the "Option Holder"), relating to an option to purchase [ ] shares of the Company's common stock, par value $0.01 per share (the "Common Stock").

     1. Grant of Option. The Company hereby grants to the Option Holder effective as of June 2, 2000 (the "Grant Date") an option (the "Option") to purchase 40,000 shares of Common Stock. The Option shall be exercisable, in whole or in part as to any vested portion thereof, at an exercise price of $[ ] per share (the "Option Price"). The Option shall be exercisable in increments ratably as set forth in Exhibit A hereto (the "Vesting Schedule") determined by the number of full years of service as an employee or director of the Company from the date of grant to the date of exercise.

     Notwithstanding  anything in this  Agreement to the  contrary,  the Vesting
Schedule is subject to Section 4 herein. The Board of Directors, in its sole discretion, may waive the Vesting Schedule and, upon written notice to the Option Holder, accelerate the earliest date or dates in which any of the Options granted hereunder are exercisable. This Agreement and the purchase of the shares of Common Stock hereunder is not intended and should not be interpreted to qualify as an Incentive Stock Option as that term is used in Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Internal Revenue Code").

     2. Method for Exercising the Option. The vested portion of the option may be exercised in whole or in part only by delivery in person or through certified or registered mail to the Company at its principal office in Houston, Texas (attention: Corporate Secretary) of written notice specifying the Option that is being exercised and the number of shares of Common Stock with respect to which the Option is being exercised. The notice must be accompanied by payment of the total Option Price.

     The total Option Price for the Common Stock to be acquired pursuant to the Option shall be paid in full by any of the following methods or any combination of the following methods:

(a) In cash or by certified or cashier's check payable to the order of Vulcan Minerals & Energy, Inc.;

(b) The delivery to the Company of certificates representing the number of shares of Common Stock then owned by the Option Holder, the Designated Value (defined below) of which equals the Option Price of the Common Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided, however, that no Option may be exercised by delivery to the Company of certificates representing Common Stock unless such Common Stock has been held by the Option Holder for more than six months. (For purposes of this Agreement, the Designated Value of any shares of Common Stock delivered in payment of the Option Price upon exercise of the Option shall be the Designated Value as of the exercise date, and the exercise date shall be the day of delivery of the certificates for the Common Stock used as payment of the Option Price);
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(c)  By  delivery  to the  Company of a properly  executed  notice of  exercise, together with irrevocable instructions to a broker to delivery promptly to the Company, in payment of the Option Price, the amount of the cash proceeds of the sale of shares of Common Stock or a loan from the broker to the Option Holder sufficient, in each case, to pay the Option Price, and in a form satisfactory to the Corporate Secretary; or

(d) By delivery to the Company of sufficient Options, properly endorsed for transfer to the Company, having a value sufficient to pay the Option Price with respect to the other Options that are to be exercised under this Agreement. The value of each Option to be surrendered in payment of the Option Price shall be determined by subtracting the Option Price from the Designated Value as of the date of receipt of notice of the exercise of the Options by the Corporate Secretary.

     Upon such notice to the Corporate Secretary and payment of the total Option Price, the exercise of the Option shall be deemed to be effective, and a properly executed certificate or certificates representing the Common Stock so purchased shall be issued by the Company and delivered to the Option Holder.

     For purposes of this Agreement, the "Designated Value" of the shares of Common Stock on a given date shall mean (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Common Stock on the principal securities exchange on which shares of Common Stock are listed,
(ii) if Common  Stock is not traded on any national  securities  exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system,
(iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities deals have inserted both bid and asked quotations for shares of the Common Stock on at least five
(5) of the ten (10) preceding days, or (iv) if none of the conditions set forth above is met, the fair market value of shares of Common Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Common Stock be less than its par value.

     3. Adjustment of the Option.

          (a) Adjustment by Stock Split, Stock Dividend, Etc. If at anytime the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of its Common Stock by means of

          (i) the payment of a stock dividend or the making of any other distribution on such shares payable in Common Stock;

          (ii) through a stock split or subdivision of shares of Common stock, or a consolidation or combination of shares of Common Stock; or

          (iii)through a reclassification or recapitalization involving the Common Stock,

     then the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, deceased or changed in like manner as if such shares of Common Stock had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

          (b) Other Changes in Stock. In the event there is any change, other than as specified in the preceding subsection 3(a) in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock is changed or for which it has been exchanged, then and if the Board of Directors of the Company, in its discretion, determines that such change equitably requires an adjustment in the number or kind of shares subject to the Option, such adjustments shall be made by the Board of Directors and shall be effective for all purposes as of this Agreement.

          (c) Apportionment of Option Price. Upon any occurrence described in the preceding subsections 3(a) and (b), the aggregate Option Price for the shares of Common Stock then subject to the Option shall remain unchanged and shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other properties subject to the Option.

          4. Change of Control; Termination with Cause; Corporate Transactions.

          (a) In the event of a Change of Control (as defined in the Company's 1997 Incentive Stock Option Plan (the "Plan")), all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable in accordance with Section 6(c) of the Plan.

          (b) In the event the Option Holder's service as [ ] of the Company terminates due to: (i) Option Holder being convicted of a crime involving fraud against the Company or any of its affiliates or the theft or embezzlement by Option Holder of assets of the Company or any of its affiliates; or (ii) the conviction of, or the entering of a guilty plea or no contest plea by Option Holder for a crime involving felony by a court of competent jurisdiction; then, in any such event, all outstanding Options, whether exercisable or not, shall expire on the date of termination.

          (c) If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves, and such transaction is not a Change of Control, then thereafter upon any exercise of the Option hereunder, the Option Holder shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock covered by this Option then exercisable, the number and class of shares of stock and securities to which the Option Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution, if, immediately prior to such agreement of merger, consolidation, sale of assets or dissolution, the Option Holder had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable.

     5. Expiration and Termination of the Option. The Option shall expire at 5:00 p.m. Houston, Texas, time on the tenth anniversary of the Grant Date (the period from the date of this Agreement to the expiration date is defined as the "Option Period") or prior to such time as follows:

     Upon termination of Option Holder's services to the Company by reason of the death of the Option Holder, the Options shall be exercisable as of the date of the Option Holder's death and may be exercised by the Option Holder's estate or by the person who acquired the right to exercise the Option by bequest or inheritance. Such Options shall not be exercisable after the date they expire or more than one year from the date of the Option Holder's death, whichever first occurs.

     6. Transferability. The Option may not be transferred except by will or pursuant to the laws of descent and distribution, and it shall be exercisable during the Option Holder's life only by him, or in the event of his disability or incapacity, by his personal representative, and after his death, only by his estate or by the person who acquired the right to exercise the Option by bequest or inheritance.

     7. Compliance with Securities Laws. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Option Holder or any person acting under Section 5(b) will enter into such written representations, warranties and agreements as the company may reasonably request in order to comply with applicable securities laws or with this Agreement.

     8. Legends on Certificates. The Certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stock-transfer instructions with respect to such shares.

     9. Withholding.

          (a) Arrangement for Withholding. The Option Holder hereby agrees to make appropriate arrangements with the Company to provide for the amount of tax withholding, if any, under applicable federal and state income tax laws resulting from the exercise of the Option. If such arrangements are not made, the Company may refuse to issue any Common Stock to the Option Holder.

          (b) Withholding Election. The Option Holder may elect to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Option Holder, shares of Common Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Option Holder. All elections shall be subject to the approval or disapproval of the Board of Directors. The value of shares of Common Stock to be withheld shall be based on the Designated Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such election by the Option Holder to have shares of Common Stock withheld for this purpose will be subject to the following restrictions:

          (i) All elections must be made prior to the Tax Date.

          (ii) All elections shall be irrevocable.

          (iii)If the Option Holder is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, ("Section 16"), the Option Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Common Stock as consideration to satisfy such tax withholding obligation.

          10. Registration of Common Stock.

     Should Vulcan become a publicly traded entity, the Company will undertake to register the Common Stock to be acquired pursuant to this Option Agreement for trading on a national securities exchange or the National Market Securities Dealers, Inc. If, at the time Options under this Agreement become vested, and the Company has not completed the registration process, the Company, upon written notice, will purchase in cash within five (5) days of receipt of notice from Option Holder, the Common Stock acquired by the Option Holder at the "Designated Value" as set forth in paragraph 2 of this Agreement.

          11. Miscellaneous.

          (a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by first class registered or certified mail, postage prepaid, or by personal delivery to the appropriate party, addressed;

               (i) If to the Company, to the Company at its principal place of business (as of the date hereof, 650 N. Sam Houston Parkway, East, Suite 500, Houston, Texas 77060, telephone (281) 931-3800 (Attention:
          Corporate Secretary) or at such other address as may have been furnished to the Option Holder in writing by the Company; or

               (ii) If to the Option Holder, to the Option Holder at his address on file with the Company or at such other address as may have been furnished to the Company by the Option Holder.

     Any such notice shall be deemed to have been given as of the fourth day after deposit in the United States Postal Service, postage prepaid, properly addressed as set forth above, in the case of mailed notice, or as of the date delivered in the case of personal delivery.

          (b) Amendment. The Board of Directors may make any adjustment in the Option Price, the number of shares of Common Stock subject to, or the terms of the Option by amendment or by substitution of an outstanding Option. Such amendment or substitution may result in terms and conditions (including Option Price, the number of shares of Common Stock covered, Vesting Schedule or Option Period) that differ from the terms and conditions of this Option. The Board of Directors may not, however, adversely affect the rights of the Option Holder without the consent of the Option Holder. If such action is effective by amendment, the effective date of such amendment will be the date of the original grant of this Option. Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Option Holder.

          (c) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

          (d) Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Company.

          (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Option Holder and their respective heirs, executors, administrators, legal representatives, successors and assigns.

          (f) Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Option Holder any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of the Option Holder with respect to the Common Stock and the Option.

          (g) Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

          (h) Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the conflicts of law provisions thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                  VULCAN MINERALS & ENERGY, INC.


                                                  By:
                                                     ---------------------------
                                                     Michael V. Ronca
                                                     Chairman of the Board


                                                  OPTION HOLDER


                                                  ------------------------------
                                                  [Name]

                                   EXHIBIT "A"

                                Vesting Schedule




      Conditions to Vesting                       Amount Exercisable

Upon the continuous employment of       Cumulative proportion of the Stock as to
Option Holder by Employer through       all or part of which the Option  can  be
the applicable date indicated below:    exercised   after  satisfaction  of  the
                                        respective conditions to vesting.
-----------------------------------     ----------------------------------------

1.   The Six Month Anniversary of
     the Grant Date                                 100 percent